                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2000
                                                   --------------

                           Merrill Lynch & Co., Inc.
                           -------------------------
            (Exact name of Registrant as specified in its charter)


         Delaware                     1-7182                             13-2740599
-------------------------------------------------------------------------------------------------
      (State or other                (Commission                       (I.R.S. Employer
      jurisdiction of                File Number)                      Identification No.)
      incorporation)

World Financial Center, North Tower, New York, New York   10281-1332
--------------------------------------------------------------------

      (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: (212) 449-1000
                                                    --------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events
-------  -------------

     Exhibits are filed herewith in connection with the Registration Statements on Form S-3 (File Nos. 333-59997 and 333-68747) filed by Merrill Lynch & Co., Inc. (the "Company") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended through the date hereof, between the Company and The Chase Manhattan Bank (as so amended, the "Indenture"). The Company will issue $25,000,000 aggregate principal amount of Nikkei 225 Market Index Target-Term Securities due March 30, 2007 under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

                         EXHIBITS

          (4) Instruments defining the rights of security holders, including indentures.

                         Form of Merrill Lynch & Co., Inc.'s Nikkei 225 Market Index Target-Term Securities due March 30, 2007.

          (5) & (23)     Opinion re: legality; consent of counsel.

                         Opinion of Brown & Wood LLP relating to the Nikkei 225 Market Index Target-Term Securities due March 30, 2007 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statements relating to such Securities).

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                              MERRILL LYNCH & CO., INC.
                              -------------------------
                                     (Registrant)

                              By:    /s/ John C. Stomber
                                     -----------------------
                                         John C. Stomber
                                      Senior Vice President
                                              and
                                           Treasurer

Date:  March 31, 2000

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549







                           MERRILL LYNCH & CO., INC.






                         EXHIBITS TO CURRENT REPORT ON
                         FORM 8-K DATED MARCH 31, 2000





                                                   COMMISSION FILE NUMBER 1-7182

                                 EXHIBIT INDEX
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

Exhibit No.         Description                                                                     Page
-----------         -----------                                                                     ----
(4)                 Instruments defining the rights of security holders,
                    including indentures.

                              Form of Merrill Lynch & Co., Inc.'s Nikkei 225 Market Index
                              Target-Term Securities due March 30, 2007.

(5) & (23)          Opinion re: legality; consent of counsel.

                              Opinion of Brown & Wood LLP relating to the Nikkei 225 Market
                              Index Target-Term Securities due March 30, 2007 (including consent for inclusion of such opinion in this report and in
                              Merrill Lynch & Co., Inc.'s Registration Statements relating to such Securities).


                                       2